AMENDMENT TO
THE AGREEMENT BETWEEN INVESTCOL LIMITED. AND
COLOMBIA GOLDFIELDS LIMITED

THIS AMENDMENT TO THE AGREEMENT BETWEEN INVESTCOL LIMITED. AND COLOMBIA GOLDFIELDS LIMITED ("Amendment") is made as of April 7, 2006 by and between Investcol Limited, a Belize company ("Invesctol"), and Colombia Goldfields, Ltd., a Nevada company ("Colombia Goldfields").

RECITALS:

WHEREAS, Investcol and Colombia Goldfields entered into that certain Agreement Between Investcol Limited and Colombia Goldfields Limited, dated September 22, 2005 ("Agreement"), in which Investcol agreed to provide to Colombia Goldfields services for project management of the Carmanta Project in Department of Antioquia, Colombia; and

WHEREAS, Invesctol and Colombia Goldfields desire to enter into this Amendment for the purposes set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual benefits to be derived by the parties, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.	The foregoing recitals are true and correct and are incorporated herein.

2.	All terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

3.
Exhibit 1 of the Agreement shall be amended to include certain mining and mineral applications on the property set forth on Exhibit A and certain options to commence mining prospecting on the property set forth on Exhibit B under which Investcol shall provide to Colombia Goldfields services for project management.

4.	The payment by Colombia Goldfields to Investcol under the Agreement shall remain unchanged.

5.	Except as expressly amended and modified hereby, the Agreement remains unchanged and in full force and effect.

(Signatures on following page)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

INVESTCOL LIMITED

/s/ T.W. Lough
T.W. Lough, Legal Representative

COLOMBIA GOLDFIELDS LIMITED

/s/ Dan Hunter
Dan Hunter, President

EXHIBIT A

Mining and Mineral Applications

6821

6770

6993

7039

EXHIBIT B

Options to Commence Mining

Mining registrations numbers:

072-98 (HETJ-26)

074-98 (HETJ-27)

135-98 (HETJ-31)

136-98 (HETJ-32)

143-98 (HETG-01)